EXHIBIT 10.11

         The following table sets forth those subscribers to whom convertible promissory notes were issued by Category 5 Technologies, Inc. on November 21, 2001, and the principal amounts of such notes. All other material terms of the convertible promissory notes are identical, as more particularly set forth in this Exhibit 10.11, the Form of Convertible Promissory Note.

              Investor                               Note Amount
              --------                               -----------

          CBP Talecom, LP                              $50,000
          DLK Limited Partnership                      $10,000
          O.T. Finance S.A.                            $50,000
          Andrew Worden                                $10,000
          Andrew Worden                                $10,000
          Saul Cohen                                    $2,500
          Hostetler Limited Partnership               $100,000
          JM Hull Associates, LP                      $100,000
          John F. Steinmetz                            $50,000
          DiBenedetto Limited Partnership              $50,000
          Ogham Holdings, LP                          $100,000
          Ronald Frank                                 $25,000
          Becker Limited Partnership                   $35,000
          WCAL Limited Partnership                      $2,500
          Wittenstein Limited Partnership              $25,000
          Nathanson Telecom Partners, LP              $100,000
          Theodore H. Swindells                       $100,000



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THIS  CONVERTIBLE  PROMISSORY  NOTE (THE "NOTE") AND THE SECURITIES  ISSUABLE ON
CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND, UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE 1933 ACT, OR (ii) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO THE PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF SUCH SECURITIES, OR (iii) A "NO ACTION" LETTER RECEIVED FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO THE PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION.




                           CONVERTIBLE PROMISSORY NOTE



Amount:  $ __________                                 Date: November _____, 2001


         FOR VALUE RECEIVED, Category 5 Technologies, Inc., a Nevada corporation, with its principal place of business at 4505 South Wasatch Boulevard, Suite 370, Salt Lake City, Utah 84124 (the "Company"), hereby promises to pay in lawful money of the United States to the order of __________, or successors or assigns ("Lender") the principal sum of __________ Dollars ($________), together with interest on the unpaid principal balance hereof from the date hereof until paid in full. This Note is issued pursuant to a Bridge Loan Agreement of even date between the Company and Lender.

         1.     PAYMENTS OF PRINCIPAL AND INTEREST.
                -----------------------------------

         Company will pay this Note in full on or before November ____, 2002 ("Due Date"), together with all accrued and unpaid interest. Interest on this Note shall be compounded quarterly, at the rate of eight percent (8%) per annum. Company will pay Lender, at Lender's address shown above, or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and late charges, then to accrued unpaid interest and then to principal.

         2.     EVENT OF DEFAULT.
                -----------------

         The occurrence of the following shall be deemed to be an event of default (an "Event of Default") hereunder: (a) Company fails to pay when due any sums payable hereunder; (b) Company files a voluntary petition in bankruptcy or a petition or answer seeking liquidation, reorganization or an arrangement with its creditors; (c) Company applies for, or consents to, the appointment of a receiver, trustee or liquidator, admits in writing its inability to pay its


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debts or makes a general assignment for the benefit of its creditors; (d)
Company defaults in the performance under any term, covenant, condition, or obligation contained herein; (e) Company fails to perform any other obligation under this Note, or (f) the representations of the Company under this Note prove to be untrue.

         3.     ACCELERATION AND LATE CHARGE.
                -----------------------------

         3.1 Upon the occurrence of an Event of Default and without further notice to Company, all unpaid principal, plus all accrued interest and other amounts due hereunder, shall become immediately due and payable.

         3.2 Any amount which is not paid when due hereunder shall thereafter, in addition to the other amounts payable hereunder by reason thereof, bear interest at a rate equal to eighteen percent (18%) per annum based on a three hundred sixty (360) day year and actual days elapsed (or such lesser rate as is the maximum rate permitted by applicable laws) commencing the date fifteen (15) days after the due date until paid.

         4.     ATTORNEYS FEES.
                ---------------

         Should suit be brought to enforce, interpret or collect any part of this Note, the Lender shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees and all other costs of enforcement and collection.

         5.     JURISDICTION.
                -------------

         This Note shall be construed and enforced in accordance with the internal laws of the State of Utah, irrespective of its choice of law principles. Except as set forth below, Lender and Company hereby agree that any suit to enforce any provision of, or to collect, this Note shall be brought in any state or federal court in the City and State of New York having jurisdiction. Except as set forth below, each party hereby agrees that such courts shall have exclusive in personam jurisdiction and venue with respect to such party; and each party hereby submits to the exclusive in personam jurisdiction and venue of such courts. In addition to the foregoing jurisdiction, Lender, at its sole option, may commence any such suit in any jurisdiction in which Company has a principal business office.

         6.     OBLIGATION UNCONDITIONAL.
                -------------------------

         No provision in this Note or any other agreement shall alter, impair or render conditional the obligation of Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time, and in the currency herein prescribed.

         7.     CONVERSION.
                -----------

         7.1 Conversion Right and Obligation. Beginning 271 days after the date of this Note and continuing until payment in full of all amounts due hereunder, the Lender shall have the right, but not the obligation, to convert all, but not less than all, of the principal amount of the Note and accrued interest thereon (the "Note Value") into a number of shares (the "Conversion Shares") of Common

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Stock computed by dividing the Note Value by a per-share price equal to the lesser of (i) the price per share of Common Stock sold in the next private placement equity offering (if any) which is consummated after the date of this Note and prior to the payment in full of this Note, or (ii) a per-share price of $2.00

         7.2 No Fractional Shares. No fractional shares of the Company's Common Stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Lender would otherwise be entitled upon conversion of this Note, the Company shall pay to the Lender an amount in cash equal to the then current fair market value of such fractional share, as determined in good faith by the Company's board of directors.

         7.3 Mechanics and Effect of Conversion. Upon conversion, the Lender shall (a) surrender this Note, duly endorsed, at the principal offices of the Company, together with a written notice in substantially the form attached hereto as Annex A (the "Conversion Notice"), to the Company of the Lender's election to convert, and (b) execute a subscription agreement (the "Subscription Agreement") with typical investor representations, including representations required to establish Lender's status, or any assign, as an "Accredited Investor," as defined in Rule 501 of Regulation D promulgated pursuant to the 1933 Act. At its expense, the Company will, as soon as practicable thereafter, and in any event within ten (10) business days thereafter, issue and deliver to Lender, a certificate or certificates for the number of shares of Common Stock to which Lender is entitled upon such conversion (bearing the securities legend set forth on this Note and any other legends that may be required by applicable state or federal securities law in the opinion of legal counsel for Company), together with any other securities or property to which the Lender is entitled upon such conversion under the terms of this Note, including a check payable to the order of the Lender for any cash amounts payable as provided above as a result of the conversion of this Note into a fractional share. Upon such conversion of the full amount due under this Note, the Company will be released from all its obligations and liabilities under this Note.

         7.4 When Conversion Effected. A conversion of this Note shall be deemed to have been effected immediately prior to the close of business on the business day on which the Note and the Conversion Notice are delivered to the Company as provided above, and at such time, the person in whose name any certificates for shares of Common Stock shall be issuable upon conversion as provided herein shall be deemed to be the record holder of such shares of the Common Stock as of such date for all purposes.

         8. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Lender against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Note above the amount payable therefor on such exercise, (b) will at all times reserve and keep available a number of its authorized shares of Common Stock or such other securities as may be issuable on conversion of this Note (and on the conversion or exercise of such other

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securities), free from all preemptive rights thereon, which will be sufficient to permit the full conversion of this Note, and (c) shall take all such action as may be necessary or appropriate in order that said shares of Common Stock (or such other securities) that may be issued pursuant to the conversion of this Note will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Lender that:

         9.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted.

         9.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Note, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance) and delivery of the shares to be issued upon conversion of the Note has been taken.

         9.3 Valid Issuance of Stock. The Common Stock, when issued, sold and delivered in accordance with terms of this Note, will be duly and validly issued, fully paid and nonassessable.

         10. WAIVERS. The Company hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

         11. LOSS OR MUTILATION. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Note, the Company at its expense will execute and deliver, in lieu thereof, a new Note of like tenor.

         12. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Note does not by itself entitle the Lender to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Lender to purchase Common Stock by conversion of this Note, no provisions hereof, and no enumeration herein of the rights or privileges of the Lender shall cause the Lender to be a stockholder of the Company.

         13. SPECIFIC PERFORMANCE. The Company recognizes and agrees that the Lender will not have an adequate remedy if the Company fails to issue the Common Stock upon conversion of this Note and that damages for such a failure will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Lender or any other person entitled to the benefits of this Note requiring specific performance of any and all provisions hereof relating to the issuance of securities of the Company upon conversion of this Note or enjoining the Company from continuing to commit any such breach of the terms hereof.

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

         14. NOTICES. All notices referred to in this Note shall be in writing and shall be deliverable personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed, to have been given when so delivered or mailed (i) to the Company, at its principal executive offices and (ii) to the Lender, at such address as appears in the records of the Company (unless otherwise indicated by Lender).

         15. RIGHT TO PREPAY. The Company shall have the right to prepay this Note without penalty at any time prior to the Due Date, provided that the Company shall give at least 20 days notice of such prepayment, and provided further that, during such notice period, the Lender shall have the unrestricted right to convert this Note into Common Stock in accordance with Section 7 hereof, notwithstanding any time limitation or other provision to the contrary contained in Section 7.

         16.    MISCELLANEOUS.
                --------------

         (a) The headings in this Note are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         (b) This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah without reference to any principles of conflicts of laws.

         (c) Company shall promptly pay all costs associated with the preparation of this Note.

CATEGORY 5 TECHNOLOGIES, INC.


By __________________________


Its  ________________________


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


                                     Annex A
                                     -------



                           [FORM OF CONVERSION NOTICE]

       (To be executed upon conversion of the Convertible Promissory Note)


         The undersigned hereby irrevocably elects to exercise the right, represented by this Convertible Promissory Note, to convert the entire unpaid amount of $ ____________ outstanding under the Convertible Promissory Note, together with late charges, principal, and interest as of the date hereof, as set forth in the Convertible Promissory Note, into shares of Common Stock. In lieu of any fractional shares to which the undersigned would otherwise be entitled upon conversion of the Convertible Promissory Note, please pay to the undersigned an amount in cash equal to the then current fair market value of such fractional shares, pursuant to the terms of the Convertible Promissory Note.

Dated: ________________________________

Signature: ____________________________



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